Exhibit 4(h)(24)

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

OFFICER’S CERTIFICATE

January 15, 2019
I, the undersigned officer of CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (the “Company”), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Resolutions adopted by written consent of the sole Manager of the Company dated January 4, 2019, and Sections 105, 201, 301, 401(1), 401(5), 403(2)(B) and 1403 of the General Mortgage Indenture, dated as of October 10, 2002, as heretofore supplemented to the date hereof (as heretofore supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association (successor in trust to JPMorgan Chase Bank), as Trustee (the “Trustee”). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture, unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:
1.    The terms and conditions of the Securities of the series described in this Officer’s Certificate are as follows (the numbered subdivisions set forth in this Paragraph 1 corresponding to the numbered subdivisions of Section 301 of the Indenture):
(1)    The Securities of the twenty-ninth series to be issued under the Indenture shall be designated as the “4.25% General Mortgage Bonds, Series AC, due 2049” (the “Bonds”), as set forth in the Twenty-Eighth Supplemental Indenture, dated as of the date hereof, between the Company and the Trustee.
(2)    The Trustee shall authenticate and deliver the Bonds for original issue on January 15, 2019 (the “Issue Date”) in the aggregate principal amount of $700,000,000, upon a Company Order for the authentication and delivery thereof and satisfaction of Section 401 of the Indenture.
(3)    Interest on the Bonds shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest (as specified in (5) below), except as otherwise expressly provided in the form of such Securities attached hereto as Exhibit A.
(4)    The Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on February 1, 2049.
(5)    The Bonds shall bear interest at the rate of 4.25% per annum. Interest shall accrue on the Bonds from the Issue Date, or the most recent date to which interest has been paid or duly provided for. The Interest Payment Dates for the Bonds shall be February 1 and August 1 in each year commencing August 1, 2019, and the Regular Record Dates with respect to the Interest Payment Dates for the Bonds shall be the January 15 and July 15, respectively, immediately preceding each Interest Payment Date (whether or not a Business

Day); provided however that interest payable at maturity, upon redemption or when principal is otherwise due will be payable to the Holder to whom principal is payable.
(6)    The Corporate Trust Office of The Bank of New York Mellon Trust Company, National Association in New York, New York shall be the place at which (i) the principal of and premium, if any, and interest on the Bonds shall be payable, (ii) registration of transfer of the Bonds may be effected, (iii) exchanges of the Bonds may be effected, and (iv) notices and demands to or upon the Company in respect of the Bonds and the Indenture may be served; and The Bank of New York Mellon Trust Company, National Association shall be the Security Registrar and Paying Agent for the Bonds; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Houston, Texas as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for each series of Bonds.
(7)    The Bonds shall be redeemable, at the option of the Company, at any time or from time to time, in whole or in part, on any date prior to August 1, 2048 at a redemption price equal to the greater of (i) 100% of the principal amount of the Bonds to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds to be redeemed that would be due if the Bonds matured on August 1, 2048 but for the redemption (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the date of redemption (the “Redemption Date”) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points; plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date. On or after August 1, 2048, the Company may redeem the Bonds, at any time or from time to time, in whole or in part, by paying 100% of the principal amount of Bonds to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date.
“Treasury Rate” means, with respect to any Redemption Date, the yield calculated on the third Business Day preceding the Redemption Date, as follows: for the latest day that appears in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor publication) (“H.15”) under the caption “Treasury Constant Maturities - Nominal”, the Independent Investment Banker shall select two yields – one for the maturity immediately before and one for the maturity immediately after the remaining maturity of the notes (assuming the notes matured on August 1, 2048) – and shall interpolate on a straight-line basis using such yields; if there is no such maturity either before or after, the Independent Investment Banker shall select the maturity closest to August 1, 2048 that appears on the release; or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated by the Independent Investment Banker using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury

Price for such Redemption Date. The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term (“remaining life”) of the Bonds to be redeemed (assuming for this purpose that the Bonds matured on August 1, 2048) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds.
“Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.
“Independent Investment Banker” means one of Mizuho Securities USA LLC, PNC Capital Markets LLC, Regions Securities LLC, TD Securities (USA) LLC or U.S. Bancorp Investments, Inc., as specified by the Company, or if these firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Reference Treasury Dealer” means each of (1) Mizuho Securities USA LLC, TD Securities (USA) LLC and a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”) designated by each of PNC Capital Markets LLC, Regions Securities LLC and U.S. Bancorp Investments, Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
The Trustee, at the written direction of the Company, will send a notice of redemption to each holder of Bonds to be redeemed by first-class mail (or in accordance with the procedures of The Depository Trust Company with respect to Bonds registered in the name of Cede & Co.) at least 15 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults on payment of the redemption price, interest will cease to accrue on the Bonds or portions thereof called for redemption on the Redemption Date. If fewer than all of the Bonds are to be redeemed, not more than 60 days prior to the Redemption Date, the particular Bonds or portions thereof called for redemption will be selected from the outstanding Bonds not previously called by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Bonds and portions of Bonds in amounts of $2,000 or whole multiples of $1,000. In the case of a partial redemption of Bonds registered in the name of Cede & Co, the Bonds to be redeemed will be determined in accordance with the procedures of The Depository Trust Company.
(8)    Not applicable.
(9)    The Bonds will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.
(10)    Not applicable.
(11)    Not applicable.
(12)    Not applicable.
(13)    See subsection (7) above.
(14)    Not applicable.
(15)    Not applicable.
(16)    Not applicable.
(17)    The Bonds shall be issuable in whole or in part in the form of one or more Global Securities (as defined below). The Depository Trust Company shall initially serve as Depositary (as defined below) with respect to the Global Securities. “Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as depositary for such Securities. “Global Security” means a Security that evidences all or part of the Securities of a series and bears a legend in substantially the following form:
THIS SECURITY IS IN GLOBAL FORM AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:
(1) Each Global Security authenticated under the Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of the Indenture.
(2) Notwithstanding any other provision in the Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) the Company has notified the Trustee that the Depositary is unwilling or unable to continue as Depositary for such Global Security, the Depositary defaults in the performance of its duties as Depositary, or the Depositary has ceased to be a clearing agency registered under the Exchange Act, in each case, unless the Company has approved a successor Depositary within 90 days, (B) the Company in its sole discretion determines that such Global Security will be so exchangeable or transferable or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by the Indenture.
(3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.
(4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to Sections 304, 305, 306, 507 or 1406 of the Indenture or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.
(18)    Not applicable.
(19)    Not applicable.
(20)    For purposes of the Bonds, “Business Day” shall mean any day, other than Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business, including dealings in deposits in U.S. dollars, in New York, New York.
(21)    Not applicable.
(22)    The Bonds shall have such other terms and provisions as are provided in the forms thereof attached hereto as Exhibit A, and shall be issued in substantially such forms.
2.    The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the authentication, delivery and issuance of the Bonds and the execution and delivery of the Twenty-Eighth Supplemental Indenture and in respect of compliance with which this certificate is made.
3.    The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.
4.    In the opinion of the undersigned, she has made such examination or investigation as is necessary to enable her to express an informed opinion as to whether or not such covenants and conditions have been complied with.
5.    In the opinion of the undersigned, such conditions and covenants have been complied with.
6.    To my knowledge, no Event of Default has occurred and is continuing.

7.    The execution of the Twenty-Eighth Supplemental Indenture, dated as of the date hereof, between the Company and the Trustee is authorized or permitted by the Indenture.
8.    With respect to Section 403(2)(B) of the Indenture, General Mortgage Bonds, due March 15, 2013, having an aggregate principal amount of $62,895,000 out of an aggregate principal amount of $62,895,000 remaining from the $450,000,000 original aggregate principal amount, General Mortgage Bonds, due March 1, 2017, having an aggregate principal amount of $43,820,000 out of an aggregate principal amount of $43,820,000 remaining from the $43,820,000 original aggregate principal amount, and General Mortgage Bonds, due December 1, 2017, having an aggregate principal amount of $83,565,000 out of an aggregate principal amount of $83,565,000 remaining from the $83,565,000 original aggregate principal amount (the “Retired Mortgage Bonds”), have heretofore been authenticated and delivered and as of the date of this certificate, constitute Retired Securities. $190,280,000 aggregate principal amount of such Retired Mortgage Bonds are the basis for the authentication and delivery of $190,280,000 aggregate principal amount of the Bonds.
9.    With respect to Section 402(2)(B) of the Indenture, Property Additions of $5,810,090,785.45 are the basis for authentication and delivery of $509,720,000 aggregate principal amount of the Bonds.
10.    The First Mortgage Collateralization Date has not occurred.
11.    No certificate of an Independent Accountant pursuant to Section 104 of the Indenture is required in connection with the authentication and delivery of the Bonds because (i) the Net Earnings Certificate covers a period different from that required to be covered by annual reports required to be filed by the Company and (ii) an Independent Accountant has provided the Company with a letter addressed to the Company containing the results of procedures on financial information included in the Net Earnings Certificate that are agreed upon by the Authorized Officer signing the Net Earnings Certificate.
12.     Pursuant to the resolutions adopted by the Sole Manager of the Company by written consent on January 4, 2019, Carla A. Kneipp, Vice President and Treasurer, has been named an Authorized Officer, as defined under the Indenture, including for purposes of executing the Net Earnings Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date first written above.

/s/ Carla A. Kneipp
Carla A. Kneipp
Vice President and Treasurer

Acknowledged and Received as
of the date first written above

THE BANK OF NEW YORK
MELLON TRUST COMPANY,
NATIONAL ASSOCIATION,
As Trustee

/s/ Julie Hoffman-Ramos
Julie Hoffman-Ramos
Vice President

Signature Page to Officer’s Certificate Under the Indenture

EXHIBIT A

FORM OF BONDS

THIS SECURITY IS IN GLOBAL FORM AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to CenterPoint Energy Houston Electric, LLC or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
4.25% General Mortgage Bonds, Series AC, due 2049

Original Interest Accrual Date: January 15, 2019
Stated Maturity: February 1, 2049
Interest Rate: 4.25%
Interest Payment Dates: February 1 and August 1
Regular Record Dates: January 15 and July 15 immediately preceding the respective Interest Payment Date

Redeemable: Yes [X] No [ ]
Redemption Date: At any time.
Redemption Price: on any date prior to August 1, 2048 at a price equal to the greater of (i) 100% of the principal amount of this Security or the portion hereof to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security or the portion thereof to be redeemed that would be due if this Security matured on August 1, 2048 but for the redemption (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the applicable Treasury Rate plus 20 basis points; plus, in each case, accrued and unpaid interest to the Redemption Date on the principal amount being redeemed; or on or after August 1, 2048, at a price equal to 100% of the principal amount of this Security or the portion thereof to be redeemed plus accrued and unpaid interest to the Redemption Date on the principal amount being redeemed.

This Security is not an Original Issue Discount Security
within the meaning of the within-mentioned Indenture.
_____________________________
Principal Amount    Registered No. T-1

$500,000,000*    CUSIP  15189X AT5

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a limited liability company duly organized and existing under the laws of the State of Texas (herein called the “Company,” which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to
***CEDE & Co.***
_________________
*Reference is made to Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of Securities evidenced hereby.

, or its registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS, on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on August 1, 2019, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
Payment of the principal of and premium, if any, on this Security and interest hereon at Maturity shall be made upon presentation of this Security at the office of the Corporate Trust Administration of The Bank of New York Mellon Trust Company, National Association, located in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check, as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and premium, if any, and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.
This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002, as supplemented and amended (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association (successor in trust to JPMorgan Chase Bank), trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.
If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
This Security is subject to redemption, at the option of the Company, at any time or from time to time, in whole or in part, on any date prior to August 1, 2048 at a price equal to the greater of (i) 100% of the principal amount of this Security (or the portion hereof to be redeemed) or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security (or such portion to be redeemed) that would be due if this Security (or such portion to be redeemed) matured on August 1, 2048 but for the redemption (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points; plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date. On or after August 1, 2048, the Company may redeem this Security, at any time or from time to time, in whole or in part, by paying 100% of the principal amount of this Security (or such portion to be redeemed) plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date. The Trustee shall have no responsibility for the calculation of such amount.
“Treasury Rate” means, with respect to any Redemption Date the yield calculated on the third business day preceding the Redemption Date, as follows: for the latest day that appears in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor publication) (“H.15”) under the caption “Treasury Constant Maturities - Nominal”, the independent investment banker shall select two yields – one for the maturity immediately before and one for the maturity immediately after the remaining maturity of the notes (assuming the notes matured on August 1, 2048) – and shall interpolate on a straight-line basis using such yields; if there is no such maturity either before or after, the independent investment banker shall select the maturity closest to August 1, 2048 that appears on the release; or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated by the Independent Investment Banker using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term (“remaining life”) of this Security to be redeemed (assuming for this purpose that this Security matured on August 1, 2048) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.
“Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.
“Independent Investment Banker” means one of Mizuho Securities USA LLC, PNC Capital Markets LLC, Regions Securities LLC, TD Securities (USA) LLC or U.S. Bancorp Investments, Inc., as specified by the Company, or if these firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company.
“Reference Treasury Dealer” means each of (1) Mizuho Securities USA LLC, TD Securities (USA) LLC and a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”) designated by each of PNC Capital Markets LLC, Regions Securities LLC and U.S. Bancorp Investments, Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.
“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
The Trustee, at the written direction of the Company, will send a notice of redemption to each Holder of Securities to be redeemed by first-class mail (or in accordance with the procedures of The Depository Trust Company with respect to Securities registered in the name of Cede & Co.) at least 15 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults on payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption on the Redemption Date. If fewer than all of the Securities of this series are to be redeemed, not more than 60 days prior to the Redemption Date, the particular Securities of this series or portions thereof for redemption will be selected from the outstanding Securities of this series not previously called by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Securities of this series and portions of Securities of this series in amounts of $2,000 or whole multiples of $1,000. In the case of a partial redemption of Securities registered in the name of Cede & Co, the Securities to be redeemed will be determined in accordance with the procedures of The Depository Trust Company.
The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of The Bank of New York Mellon Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only as registered Securities, without coupons, and in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of The Bank of New York Mellon Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Securities are not entitled to the benefit of any sinking fund.
As used herein, “Business Day” shall mean any day, other than Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business, including dealings in deposits in U.S. dollars, in New York, New York. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.
Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Attest:		By:
	Vincent A. Mercaldi		Kristie L. Colvin
	Secretary		Senior Vice President and Chief Accounting Officer

(SEAL)
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Date of Authentication: ______________, 2019
THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:

SCHEDULE A

         The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $500,000,000. The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Aggregate Principal
Amount of Securities
	Decrease in Aggregate	Increase in Aggregate	Remaining After	Notation by
Date of	Principal Amount of	Principal Amount of	Such Decrease or	Security
Adjustment	Securities	Securities	Increase	Registrar

THIS SECURITY IS IN GLOBAL FORM AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to CenterPoint Energy Houston Electric, LLC or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
4.25% General Mortgage Bonds, Series AC, due 2049

Original Interest Accrual Date: January 15, 2019
Stated Maturity: February 1, 2049
Interest Rate: 4.25%
Interest Payment Dates: February 1 and August 1
Regular Record Dates: January 15 and July 15 immediately preceding the respective Interest Payment Date

Redeemable: Yes [X] No [ ]
Redemption Date: At any time.
Redemption Price: on any date prior to August 1, 2048 at a price equal to the greater of (i) 100% of the principal amount of this Security or the portion hereof to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security or the portion thereof to be redeemed that would be due if this Security matured on August 1, 2048 but for the redemption (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the applicable Treasury Rate plus 20 basis points; plus, in each case, accrued and unpaid interest to the Redemption Date on the principal amount being redeemed; or on or after August 1, 2048, at a price equal to 100% of the principal amount of this Security or the portion thereof to be redeemed plus accrued and unpaid interest to the Redemption Date on the principal amount being redeemed.

This Security is not an Original Issue Discount Security
within the meaning of the within-mentioned Indenture.
_____________________________
Principal Amount    Registered No. T-2

$200,000,000*    CUSIP  15189X AT5

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a limited liability company duly organized and existing under the laws of the State of Texas (herein called the “Company,” which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to
***CEDE & Co.***
__________________
*Reference is made to Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of Securities evidenced hereby.

, or its registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS, on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on August 1, 2019, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
Payment of the principal of and premium, if any, on this Security and interest hereon at Maturity shall be made upon presentation of this Security at the office of the Corporate Trust Administration of The Bank of New York Mellon Trust Company, National Association, located in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check, as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and premium, if any, and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.
This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002, as supplemented and amended (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association (successor in trust to JPMorgan Chase Bank), trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.
If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
This Security is subject to redemption, at the option of the Company, at any time or from time to time, in whole or in part, on any date prior to August 1, 2048 at a price equal to the greater of (i) 100% of the principal amount of this Security (or the portion hereof to be redeemed) or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security (or such portion to be redeemed) that would be due if this Security (or such portion to be redeemed) matured on August 1, 2048 but for the redemption (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points; plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date. On or after August 1, 2048, the Company may redeem this Security, at any time or from time to time, in whole or in part, by paying 100% of the principal amount of this Security (or such portion to be redeemed) plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date. The Trustee shall have no responsibility for the calculation of such amount.
“Treasury Rate” means, with respect to any Redemption Date the yield calculated on the third business day preceding the Redemption Date, as follows: for the latest day that appears in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor publication) (“H.15”) under the caption “Treasury Constant Maturities - Nominal”, the independent investment banker shall select two yields – one for the maturity immediately before and one for the maturity immediately after the remaining maturity of the notes (assuming the notes matured on August 1, 2048) – and shall interpolate on a straight-line basis using such yields; if there is no such maturity either before or after, the independent investment banker shall select the maturity closest to August 1, 2048 that appears on the release; or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated by the Independent Investment Banker using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term (“remaining life”) of this Security to be redeemed (assuming for this purpose that this Security matured on August 1, 2048) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.
“Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.
“Independent Investment Banker” means one of Mizuho Securities USA LLC, PNC Capital Markets LLC, Regions Securities LLC, TD Securities (USA) LLC or U.S. Bancorp Investments, Inc., as specified by the Company, or if these firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company.
“Reference Treasury Dealer” means each of (1) Mizuho Securities USA LLC, TD Securities (USA) LLC and a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”) designated by each of PNC Capital Markets LLC, Regions Securities LLC and U.S. Bancorp Investments, Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.
“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
The Trustee, at the written direction of the Company, will send a notice of redemption to each Holder of Securities to be redeemed by first-class mail (or in accordance with the procedures of The Depository Trust Company with respect to Securities registered in the name of Cede & Co.) at least 15 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults on payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption on the Redemption Date. If fewer than all of the Securities of this series are to be redeemed, not more than 60 days prior to the Redemption Date, the particular Securities of this series or portions thereof for redemption will be selected from the outstanding Securities of this series not previously called by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Securities of this series and portions of Securities of this series in amounts of $2,000 or whole multiples of $1,000. In the case of a partial redemption of Securities registered in the name of Cede & Co, the Securities to be redeemed will be determined in accordance with the procedures of The Depository Trust Company.
The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of The Bank of New York Mellon Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only as registered Securities, without coupons, and in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of The Bank of New York Mellon Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Securities are not entitled to the benefit of any sinking fund.
As used herein, “Business Day” shall mean any day, other than Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business, including dealings in deposits in U.S. dollars, in New York, New York. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.
Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Attest:		By:
	Vincent A. Mercaldi		Kristie L. Colvin
	Secretary		Senior Vice President and Chief Accounting Officer

(SEAL)
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Date of Authentication: ______________, 2019
THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:

SCHEDULE A

         The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $200,000,000. The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Aggregate Principal
Amount of Securities
	Decrease in Aggregate	Increase in Aggregate	Remaining After	Notation by
Date of	Principal Amount of	Principal Amount of	Such Decrease or	Security
Adjustment	Securities	Securities	Increase	Registrar